ADVANCED SERIES TRUST

AST Core Fixed Income Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2024

This supplement should be read in conjunction with the Summary Prospectus for the AST Core Fixed Income Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangements and Investment Strategy Change

On August 23, 2024, the Board of Trustees of the Trust (the Board) approved: (i) a new subadvisory agreement with J.P. Morgan Investment Management Inc. to serve as a subadviser to the Portfolio alongside PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, Wellington Management Company LLP, Western Asset Management Company Limited, and Western Asset Management Company, LLC; (ii) certain revisions to the principal investment strategy of the Portfolio to reflect the different mix of subadvisers to the Portfolio; and (iii) revisions to the Portfolio’s management fee rate schedule, which are expected to lower the Portfolio’s effective management fee. These changes are expected to become effective in the fourth quarter of 2024.

More detailed information will be provided in a supplement to the Portfolio’s Summary Prospectus, Prospectus and SAI in the fourth quarter of 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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